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CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of High Yield Bond Trust (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                              Chief Financial Officer
High Yield Bond Trust                                High Yield Bond Trust

/s/ R. Jay Gerken                                    /s/ Richard L. Peteka
------------------------------------                 ---------------------------
R. Jay Gerken                                        Richard L. Peteka
Date: March 8, 2004                                  Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.